Exhibit 99.1

INFOCURE BOARD OF DIRECTORS SETS RECORD DATE
AND DISTRIBUTION DATE FOR PRACTICEWORKS STOCK DIVIDEND

ATLANTA, February 21, 2001 — InfoCure Corporation (Nasdaq: INCX) today announced that its board of directors has formally approved the spin-off of its PracticeWorks subsidiary to the InfoCure stockholders in a tax-free distribution. The board declared a dividend of 1/4 of a share of PracticeWorks common stock for each share of InfoCure’s common stock to InfoCure stockholders of record on February 21, 2001. Subject to satisfaction of the conditions described below, the dividend will be effective as of 11:59 p.m. on March 5, 2001. A prospectus describing PracticeWorks and the distribution will be mailed to InfoCure’s stockholders of record on February 21, 2001.

      Following the distribution, the PracticeWorks common stock will trade on the American Stock Exchange under the symbol “PRW”. There is not currently a market for the PracticeWorks common stock, although we expect a “when-issued” trading market will develop for the PracticeWorks common stock on the American Stock Exchange. InfoCure’s common stock may also trade on a when-issued basis on the Nasdaq National Market, reflecting an assumed post-spin-off value for the InfoCure common stock. When-issued trading, if available, will last from February 22, 2001 through the date of the distribution. You should check with your stockbroker, bank or other nominee for details regarding the when-issued trading markets in the InfoCure and the PracticeWorks common stock. Immediately after the distribution, InfoCure will change its symbol on the Nasdaq National Market to “VWKS” and will begin doing business under the name “VitalWorks”.

      InfoCure and PracticeWorks have each negotiated revised credit agreements with FINOVA Capital Corporation, which agreements will be put in place at the time of the distribution. In addition, PracticeWorks has negotiated agreements with Crescent International Ltd. for equity capital, which agreements will be in place at the time of the distribution. Payment of the dividend is subject to finalizing the revised credit agreements with FINOVA and finalizing the investment documents with Crescent.

      Certain statements in this release, and other written or oral statements made by or on behalf of us, are “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management’s expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties. The payment of the dividend is subject to the items discussed above. In addition, among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are operating VitalWorks and PracticeWorks as independent public companies following the spin-off; uncertainties concerning each company’s future capital needs and the ability to obtain such capital; possible deferral, delay or cancellation by customers of computer system purchase decisions; variations in the volume and timing of systems sales and installations; possible delays in product development; changing economic, political and regulatory influences on the healthcare industry; changes in product pricing policies; general economic conditions; and the risk factors detailed from time to time in InfoCure’s periodic reports and registration statements filed with the Securities and Exchange Commission, which important factors are incorporated herein by reference. Management believes that these forward-looking statements are reasonable and that the projections contained in this release are based on reasonable assumptions and forecasts; however,

4

you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

About InfoCure Corporation

      InfoCure, through its subsidiaries divisions PracticeWorks and VitalWorks, is a leading national provider of information management technology and services targeted to healthcare practices that operate in a variety of specialties, including anesthesiology, dermatology, emergency medicine, dental, oral and maxillofacial surgery, orthodontics, pathology, podiatry, radiology and enterprise-wide medical entities. The company’s wide-range of technological solutions automate the administrative, financial and clinical information management functions for doctors and other healthcare providers. InfoCure provides its customers with ongoing software services, training and electronic data interchange (EDI) services. Visit InfoCure at www.infocure.com.

5